UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934



Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-12


                                MORGAN STANLEY
      -------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


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Payment of filing fee (Check the appropriate box):
[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

[LOGO] Morgan Stanley


                                                                March 24, 2004


Dear Fellow Shareholder:

According to our latest records, we have not yet received your proxy for Morgan Stanley's annual shareholder meeting to be held on April 20, 2004. Your Board of Directors recommends that shareholders vote FOR Items 1 and 2, and AGAINST Items 3, 4 and 5.

Please help your company avoid the expense of further solicitation by voting today--by telephone, via the Internet, or by signing and returning the enclosed proxy card in the envelope provided.

Thank you for your continued support.

Very truly yours,


/s/ Philip J. Purcell


Philip J. Purcell
Chairman and Chief Executive Officer





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                                IMPORTANT NOTE

        Please follow the easy instructions on the enclosed proxy card to vote by telephone or via the Internet.

       If you have questions, or need assistance in voting your shares, please call our proxy solicitors:

                 TOLL-FREE: (800) 290-6427 or (877) 750-5837
                          Or Collect: (646) 822-7404

  ===========================================================================

                 MORGAN STANLEY 2004 VOTING INSTRUCTION FORM


Mellon Bank, N.A., as custodian for stock held on behalf of the undersigned that was originally issued under one or more of Morgan Stanley's equity-based compensation plans, is hereby directed to vote, in person or by proxy, all such shares at the 2004 Annual Meeting of Shareholders to be held on April 20, 2004, and at any and all adjournments or postponements thereof, as indicated on the reverse, and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

  Voting instructions must be received by 11:00 P.M. (EDT) on April 18, 2004 for shares to be voted in accordance with your instructions.

   Please return this voting instruction form after signing and dating it or submit your voting instructions by phone or by internet. If this form is signed, but no direction is made, it will be voted in accordance with the recommendation of Morgan Stanley's Board of Directors.
           Mellon will hold your voting instructions in confidence,
                        to the extent required by law.


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        ---------------------------------------------------
           Notice of 2004 Annual Meeting of Shareholders
                          Morgan Stanley
                     2000 Westchester Avenue
                       Purchase, New York
                         April 20, 2004
        ---------------------------------------------------


     At the meeting, we plan to:

        o elect three directors to the Board of Directors for a three year term;

        o ratify the appointment of Deloitte & Touche LLP as independent auditors;

        o consider three shareholder proposals; and

        o transact such other business as may properly come before the meeting.

      Please help the Company reduce costs--submit your voting instructions by internet or telephone.

To view or print a copy of our Proxy Statement, Annual Report on Form 10-K or Summary Annual Report, go to www.morganstanley.com/about/ir/sec.html. You may request a copy of any of these by calling 1-212-762-8131.

If you also hold shares in a brokerage account or in your own name, you have received a separate proxy card or voting instruction form to vote those shares. Please be sure to vote these shares separately from (and in addition to) your employee plan shares. Be sure to follow the voting instructions on each card.



                                    MS 004


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
                                                                                                                MARK VOTES    ___
PLEASE SUBMIT YOUR VOTING INSTRUCTIONS BY PHONE OR BY INTERNET OR RETURN THIS CARD AFTER                        AS SHOWN     |   |
SIGNING AND DATING IT.                                                                                          USING BLACK  | X |
------------------------------------------------------------------------------------------------------          OR BLUE INK  |___|

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Morgan Stanley's Board of Directors Recommends a Vote "FOR" Proposals 1 and 2, below.

                                                                               FOR ALL
1. To elect as directors all nominees listed (except as        FOR   WITHHOLD  EXCEPT    -------------------------------------------
   marked to the contrary below):                              [  ]    [  ]     [  ]     Morgan Stanley's Board of Directors
                                                                                         Recommends a Vote "AGAINST" Proposals 3,
01 John W. Madigan 02 Dr. Klaus Zumwinkel 03 Sir Howard Davies                           4 and 5, below.

INSTRUCTION: To withhold authority to vote for any individual                                                    FOR AGAINST ABSTAIN
nominee, mark "For All Except" box and strike a line through                             3. Shareholder proposal [  ]  [  ]    [  ]
the nominee's name. Your shares will be voted for the                                       to declassify the
remaining nominee(s).                                                                       Board of Directors
                                                              FOR   AGAINST   ABSTAIN                            FOR AGAINST ABSTAIN
2. To ratify the appointment of Deloitte & Touche LLP as      [  ]    [  ]      [  ]     4. Shareholder proposal [  ]  [  ]    [  ]
   independent auditors                                                                     to require
--------------------------------------------------------------------------------------      shareholder approval
                                                                                            of "golden parachute"
                                                                                            agreeements
                                                                                                                 FOR AGAINST ABSTAIN
                                                                                         5. Shareholder proposal [  ]  [  ]    [  ]
                                                                                            to disclose political
                                                                                            contributions
                                                                                         -------------------------------------------
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                                                                                         Sign exactly as imprinted (do not print).
                                                                                         Executors, administrators, trustees,
                                                                                         guardians and others signing in a
------------------------------------------------------------------------                 representative capacity should indicate
                                                                                         the capacity in which they sign.

Signature                                                                          Dated                     , 2004
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                        ^   ^                                                                   ^   ^
                        |   |              DETACH HERE IF YOU ARE VOTING BY MAIL                |   |

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                                          IMPORTANT
                            YOUR INSTRUCTIONS MUST BE RECEIVED BY
                              11:00 P.M. (EDT) ON APRIL 18, 2004

        1. INTERNET. Go to www.eproxy.com/mwd2. Follow the instructions on the voting instruction form.
        2. TELEPHONE. In the U.S. call 1-800-435-6710 on a touch-tone phone. Follow the instructions on the voting instruction form.
        3. MAIL. Date, sign and return the voting instruction form in the enclosed envelope.

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



                                  Morgan Stanley [LOGO OMITTED]


                                         MS 004